                                 EXHIBIT 10.39

                        CONFIDENTIAL TREATMENT REQUESTED

Confidential portions of this Agreement which have been redacted are marked with brackets ("[ ]"). The omitted material has been filed separately with the Securities and Exchange Commission.


                                                            FILE NO. 71567.93303

STATE OF GEORGIA
FULTON COUNTY
                                 LEASE AGREEMENT
                               (Commercial Lease)

         THIS LEASE AGREEMENT ("Lease") is made and entered into this 12th day of October, 1998, between SOUTHERN COMPANY SERVICES, INC., an Alabama corporation, on its own behalf and as agent for Georgia Power Company with an office located at 64 Perimeter Center East, Atlanta, Fulton County, Georgia 30346 (hereinafter referred to as "Lessor"), and KNOLOGY HOLDINGS, INC., a Delaware corporation with offices at 1241 O.G. Skinner, West Point, GA 31833 (hereinafter referred to as "Lessee").

                              W I T N E S S E T H:

         WHEREAS, Lessor either owns or has the authority to lease that certain tract of land, more particularly described on Exhibit "A" attached hereto and by reference made a part hereof ("Land"), together with the improvements located thereon, being known as the Augusta 15th Street Substation; and

         WHEREAS, Lessee desires to lease a portion of the Land to install, maintain and operate a communications building and to use certain conduits/fiber connector ducts for communications cables, all as more particularly shown on Exhibit "B" attached hereto and by reference made a part hereof.

         NOW, THEREFORE, in consideration of the premises and the mutual obligations, agreements, representations, warranties and covenants, the parties agree as follows:

         1. Leased Premises. Lessor hereby leases and rents to Lessee, and Lessee hereby leases and rents from Lessor the "Leased Premises." "Leased Premises" shall mean that certain portion of the Land depicted as the crosshatched area on Exhibit "B", together with (i) a non-exclusive right to install and use certain conduits and fiber connector ducts; (ii) a non-exclusive right to attach to certain existing poles; (iii) a non-exclusive right of vehicular and pedestrian access to and from the Leased Premises to a public right-of-way, on a route designated by Lessor in Lessor's sole discretion over and across Lessor's driveways and parking areas as they may be located and relocated from time to time at Lessor's sole discretion; and (iv) nonexclusive easements over and across a portion of the Land for purposes of providing electricity and other utilities to the Leased Premises (the easements and rights set forth in (i) - (iv) being at locations identified on Exhibit "B").

                                        [  ] -- CONFIDENTIAL TREATMENT REQUESTED


         2.       Term. (a) The initial term of this Lease shall be for twenty
(20) years ("Original Term"), commencing on November 1, 1998 and ending on October 30, 2018, at 11:59 PM, subject, however, to termination by Lessor or by Lessee, as hereinafter provided.

         (b) Lessor hereby grants to Lessee the right and option to extend the Original Term for two (2) additional periods (each such additional period being an "Extended Term") of ten (10) years each by giving Lessor written notice thereof at least six (6) months prior to the expiration of the Original Term or the then applicable Extended Term. Lessee shall have the right to exercise these options to extend the Original Term provided that on the date of such exercise there exists no uncured default by Lessee with respect to which Lessor has given written notice to Lessee pursuant to the provisions of this Lease.

         (c) Each Extended Term shall be on the terms, covenants and conditions of this Lease then applicable, except that after the exercise of the option for the first Extended Term, Lessee shall have only one (1) option to extend, and after the exercise of the option for the second Extended Term, Lessee shall have no further options to extend the term.

         3.       Rent. As rental for the Leased Premises for the entire term,
Lessee has paid Lessor the sum of [       ] Dollars. In addition, Lessor may
from time to time send written notice to Lessee setting forth any and all actual costs incurred by Lessor (and not previously reimbursed by Lessee) relating to the Lease, including, but not limited to: (i) survey costs, (ii) design and construction costs, (iii) maintenance costs, and (iv) legal fees in preparing and implementing this Lease. Lessee shall pay to Lessor the costs specified in such notice within ten (10) days of receipt thereof.

         4. Use. The Leased Premises shall be used by Lessee for any lawful telecommunications purposes, so long as such use does not interfere with or in any way prevent the everyday operation and use of the Land for Lessor's business purposes, including specifically, but without limitation, the generation, transmission and distribution of electricity. Lessee agrees that the Leased Premises may or may not be suitable for the use Lessee desires to make of the Leased Premises and that the Leased Premises may not be in a safe or proper condition for such use. LESSEE AGREES THAT LESSEE IS LEASING, AND ACCEPTS, THE LEASED PREMISES "AS IS", "WHERE IS", "WITH ALL FAULTS" AND LESSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO FITNESS, MERCHANTABILITY, USE OR
CONDITION OF THE LEASED PREMISES.


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         5.       Lessee's Improvements. (a) Subject to the provisions of this
Lease, Lessee shall have the right to construct, install, operate and maintain on the Leased Premises those improvements more particularly shown on Exhibit "B" hereto and including a one-story equipment building with dimensions of approximately 60 feet by 24 feet ("Equipment Building"), an aboveground generator and aboveground fuel storage tank, certain conduits, ducts and communications fibers and cables ("Lessee's Improvements"), as Lessee's Improvements are more particularly described on Exhibit "B-1" attached hereto and by reference made a part hereof. In the event Lessee installs a generator,
(i) Lessee shall indemnify and hold Lessor harmless from and against all losses, costs, claims, damages, suits, actions, liabilities, demands, and expenses, including, without limitation, attorney's fees and other professional fees and costs, arising out of or in any manner connected with the installation, maintenance, use or operation of such generator or fuel storage tank, including, without limitation, fuel storage and use, and (ii) Lessee shall be solely responsible for complying with, and waives and releases, and indemnifies and holds harmless, Lessor, Lessor's agents, employees, officers, directors and stockholders of and from any and all claims (including without limitation strict liability), demands, liabilities and obligations of whatsoever kind or nature, direct or indirect, and whether contingent, conditional or otherwise, known or unknown, arising under, pursuant to, from or by reason of or in connection with, any and all federal, state and local laws (including but not limited to decisional law), statutes, ordinances, rules, regulations, permits, or standards, including but not limited to those relating to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any pollutant, contaminant, toxic, hazardous or regulated substance, material or waste, including, without limitation, oil or petroleum products or their derivatives, solvents, polychlorinated biphenyls, asbestos, asbestos containing materials, radioactive materials or waste, and any other toxic, ignitable, reactive, or corrosive materials which are now or in the future subject to governmental regulation (individually, a "Hazardous Substance" and collectively "Hazardous Substances"), and arising out of or in any manner connected with the use, operation, installation, maintenance, repair, replacement or removal of the generator or fuel storage tank, and (iii) if Lessee installs and utilizes an aboveground fuel storage tank, Lessee shall comply with all federal, state and local environmental laws, including, but not limited to, the Oil Pollution Act of 1990 (OPA) and OPA's regulations, and Lessee shall prepare and implement a Spill Prevention Control and Countermeasures Plan which meets all applicable requirements of OPA. The sentence immediately preceding this sentence shall survive the termination or expiration of the term of this Lease.


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                  (b)      Except for Lessee's Improvements, Lessee shall not
any construct any improvements on the Leased Premises or make any alterations, modifications or additions to Lessee's Improvements or make any changes to the Leased Premises (collectively referred to as "Alterations") without first obtaining Lessor's prior written consent. All Alterations shall be performed at the sole expense of Lessee and by Lessor's employees, or, in Lessor's sole discretion, by Lessor's approved contractors. All Lessee's Improvements and all Alterations must be aesthetically and structurally compatible with the surrounding improvements on the Land and be constructed in a good and workmanlike manner and in compliance with all applicable laws.

         6. Assignment and Subletting. Neither this Lease nor the interest of Lessee in this Lease or in the Leased Premises (including without limitation Lessee's Improvements), or any part thereof, shall be sold, assigned, sublet or otherwise transferred by Lessee, in whole or in part, whether by operation of law or otherwise, without the prior written consent of Lessor, and any such assignment or sublease without said consent shall be null and void. A change in the controlling ownership of Lessee, directly or indirectly, shall be deemed to be an assignment of this Lease. In the event that (a) Lessee shall sell the business that Lessee is conducting (if such business is permitted under the terms of this Lease) on the Leased Premises, and (b) Lessee is not then in default under this Lease, then Lessor agrees to allow Lessee to assign this Lease to the new owner of such business upon such owner assuming all of the obligations of Lessee under this Lease, but the transferring Lessee shall not be released from liability under this Lease.

         7. Lessee Compliance. Lessee, at Lessee's sole cost and expense, shall obtain any and all municipal, county and state permits required for Lessee's business on the Leased Premises and shall at all times use, occupy and operate the Leased Premises in compliance with all applicable city, county, state, federal and local laws, ordinances, statutes, rules and regulations now in effect or hereafter enacted. Lessee hereby covenants that Lessee and its agents, employees and contractors will not generate, store, use, treat or dispose of any "Hazardous Substances" (as hereinafter defined) in, on or at the Leased Premises, except for Hazardous Substances as are commonly legally used or stored (and in such amounts as are commonly legally used or stored) as a consequence of using the Leased Premises for the permitted purposes set forth in this Lease, but only so long as the quantities thereof do not pose a threat to public health or to the environment or would necessitate a "response action", as that term is defined in CERCLA (as hereinafter defined), and so long as Lessee strictly complies or causes compliance with all laws,


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

statues, rules, orders, regulations, ordinances and decrees concerning the use or storage of such Hazardous Substances. Lessee further covenants that the Leased Premises shall not be used by Lessee or its agents, contractors or employees as a dump site or storage site (whether permanent or temporary) for any Hazardous Substances during the term to this Lease.

         Lessee hereby agrees to indemnify Lessor and hold Lessor harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees actually incurred, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Lessor by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release on or from, the Leased Premises or Lessee's Improvements of any Hazardous Substance [including, without limitation, any losses, liabilities, including without limitation strict liability, damages, injuries, expenses, including without limitation reasonable attorneys' fees actually incurred, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), any so called federal, state or local "Superfund" or "Superlien" laws, or any federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability, including strict liability, or standards of conduct concerning any Hazardous Substance]; provided, however, that the foregoing indemnity is limited to matters arising solely from the violation of the covenants and agreements of Lessee contained in the preceding paragraph and (i) excludes matters caused by Lessor and (ii) does not extend to Hazardous Substances on the Leased Premises as of the date Lessee first goes onto the Leased Premises to exercise rights pursuant to this Lease.

         For purposes of this Lease, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the lists of hazardous substances or wastes now or hereafter adopted by the United States Environmental Protection Agency (the "EPA") or the lists of toxic pollutants designated now or hereafter by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious or radioactive by CERCLA or any Superfund law or any Superlien law or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.


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         Lessor shall have the right but not the obligation, and without limitation of Lessor's rights under this Lease, to enter onto the Leased Premises or to take such other actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Substance following receipt of any notice from any person or entity (including without limitation the EPA) asserting the existence of any Hazardous Substance in, on or at the Leased Premises or any part thereof which, if true, could result in an order, suit or other action against Lessee and/or Lessor; provided, however, Lessor agrees that, except in the case of an emergency, Lessor will take such action only after written notice to Lessee of the alleged existence of Hazardous Substances and the failure by Lessee within a reasonable period of time following receipt of such notice to commence, or the failure by Lessee to thereafter diligently pursue to completion, the appropriate action to clean-up, remove, resolve or minimize the impact of such Hazardous Substances. All reasonable costs and expenses incurred by Lessor in the exercise of any such rights, which costs and expenses result from the violation of the covenants and agreements of Lessee contained in this paragraph, shall be deemed additional Rent under this Lease and shall be payable by Lessee upon demand.

Lessee hereby indemnifies Lessor from any and all loss, cost, damage or expense ever incurred by Lessor as a result of Lessee's breach of the foregoing covenants and agreements of Lessee, and such indemnification shall survive the termination or expiration of the term of this Lease.

         8. Lessee Maintenance. (a) Lessee, at Lessee's sole cost and expense, shall maintain and keep in good order and repair the Leased Premises and Lessee's Improvements. Lessor shall be under no obligation to inspect the Leased Premises. Lessor shall not be required to make any repairs or improvements to the Leased Premises.

         (b) All maintenance work relating to the Leased Premises and Lessee's Improvements, except for such work inside the Equipment Building, shall be performed, at Lessee's sole cost and expense, by Lessor's employees or, in the sole discretion of Lessor, by Lessor's approved contractors.

         9. Utilities and Liens. Lessee shall pay all utility bills relating to the Leased Premises including, but not limited to, telephone, electricity and fuel. If Lessee fails to pay any of said utility bills, Lessor may pay the same and Lessee shall immediately reimburse Lessor for all such payments. Lessee shall not create or permit to be created or to remain, and, shall promptly discharge, at its sole cost and expense, any lien,


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encumbrance or charge upon the Land or Leased Premises, or any part thereof or upon Lessee's rights under this Lease that arises from the use or occupancy of the Leased Premises by Lessee or by reason of any labor, service or material furnished or claimed to have been furnished to or for the benefit of Lessee or by reason of any construction, repairs or demolition by or at the direction of Lessee.

         10. Lessor's Access to Leased Premises. (a) Lessor shall at all times throughout the term of this Lease have access to the Leased Premises for the performance of Lessor's obligations. In the exercise of such rights, Lessor shall not be liable for damages to any improvements or personal property which Lessee may place on the Leased Premises or for interference with or interruption of any activities which Lessee may conduct on the Leased Premises.

                  (b) Lessor may enter the Leased Premises at reasonable hours to exhibit same to prospective purchasers. Lessor shall further have access to the Leased Premises at all reasonable times to make repairs required of Lessor under the terms hereof and to otherwise inspect the Leased Premises.

         11. Casualty. If fifty percent (50%) or more of the floor area of Lessee's Equipment Building is destroyed or rendered wholly untenantable by storm, fire, lightning, earthquake or other casualty or cause whatsoever ("Casualty"), Lessee shall have the option to rebuild the Equipment Building or terminate this Lease, subject to the conditions set forth in this Lease. Lessee shall have thirty (30) days from the date of the Casualty within which to notify Lessor in writing that it is exercising its option to terminate the Lease and if Lessee fails to notify Lessor of such termination within such thirty (30) day period, then this Lease shall not be terminated and Lessee, at Lessee's sole cost and expense, shall restore the Equipment Building to substantially the same condition as before the Casualty as soon as practicable. If less than fifty percent (50%) of the floor area of Lessee's Equipment Building is destroyed or rendered wholly untenantable by Casualty, Lessee, at Lessee's sole cost and expense, shall restore the Equipment Building to substantially the same condition as before the Casualty as soon as practicable.

         12. Insurance. (a) Lessee agrees to acquire and maintain during the term of this Lease, at Lessee's sole cost and expense, commercial general liability insurance covering the liability of Lessor and Lessee for bodily injury or death of persons and for damage to or destruction of property occurring on the Leased Premises and arising out of the use or occupation of the Leased Premises with a Combined Single Limit per occurrence for bodily


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injury liability and property damage liability of not less than $2,000,000.00.
Lessee shall have Lessor named as an additional insured under such insurance policy.

         (b) All insurance policies procured and maintained by Lessee pursuant to this Section 12 shall be carried with an insurance company licensed to do business in the State of Georgia having a rating from Best's Insurance Reports of not less than A-/VII, and shall be endorsed to cover the liability assumed by Lessee under the provisions of this Lease. The endorsement shall be worded substantially as follows:

         "During the effective period of the policies referenced herein, it is agreed that this insurance specifically covers liability assumed by the insured under the provisions of a certain agreement entered into by the insured and Southern Company Services, Inc., dated*."

         (c) Lessee shall further carry, at Lessee's sole cost and expense, all-risk hazard insurance for the full replacement value of all improvements located on the Leased Premises. Such insurance shall be in the name of Lessor and Lessee as their interests may appear.

         (d) Each of the above required insurance policies shall be endorsed with a provision whereby the insurance company shall notify Lessor at least ten (10) days prior to the effective date of cancellation or material change in any of the said policies. As evidence of this insurance and prior to Lessee's occupancy of the Leased Premises, Lessee shall submit to Lessor a certificate providing the above coverage which certifies that the said policies have been properly endorsed to meet all requirements set forth herein. Renewals of such policies shall be delivered to Lessor at least thirty (30) days prior to the expiration of each respective policy term. Proof of payment of the premium therefor shall be delivered to Lessor from time to time upon written request.

To the extent of the insurance required to be maintained by Lessee (but in no event in excess of the fullest extent permitted under O.C.G.A. Section 13-8-2), Lessee hereby releases Lessor, its agents and employees from any liability for damage to property or injury to persons, regardless of the cause of such damage or injury. Except as provided in the sentence immediately preceding this sentence, the provisions of Paragraph 11 and the waivers and indemnities in this Lease shall not apply to damages arising out of bodily injury to persons or damage to property caused by or resulting from the sole negligence of Lessor, its agents or employees to the extent O.C.G.A. Section 13-8-2 is applicable thereto. In no event shall the insurance requirements


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of this paragraph be deemed to limit the liability or responsibility of Lessee in any manner.

         13. Indemnification. Lessee shall, and does hereby agree to, indemnify, save harmless and defend Lessor (its agents and employees) from any and all loss, cost, claim, suit, damage or expense [including but not limited to the payment of any sum or sums of money to any person whomsoever (including but not limited to third persons, subcontractors, Lessee, Lessor, and agents and employees of them)] arising from or due to injuries to persons (including but not limited to death) or damage to property (including but not limited to property of Lessor) in any way attributable to or arising out of the use or occupancy of the Leased Premises [including but not limited to any and all loss, cost, claim, suit, damage or expense arising from the claimed or actual, sole or joint, negligence of Lessee (Lessee's agents, employees, sub-contractors, invitees and guests) or negligence of Lessor (its agents, employees or sub-contractors) or any combination of these including (but without limiting the generality of the foregoing) all claims for injuries to persons or damage to property, liens, garnishments, attachments, claims, suits, costs, attorneys fees, cost of investigation and of defense]. Lessee shall be responsible for the payment of any and all loss, cost, claim, suit, damage or expense of any nature and character in any way related to the Leased Premises or attributable to or asserted against Lessor or Lessee (or both).

         14. Default and Remedies. In the event Lessee shall default in the performance of any of its covenants or obligations contained in this Lease and such default shall continue for five (5) days after written notice thereof has been given by Lessor to Lessee, then in such event, at Lessor's option:

                  (i) Lessor may terminate this Lease by written notice to Lessee, in which event Lessee shall immediately surrender the Leased Premises, and if Lessee fails to do so, Lessor may, without prejudice to any other right or remedy which Lessor may have, enter upon and take possession of the Leased Premises (by force, summary proceedings, ejectment or otherwise) and remove Lessee without being liable for prosecution or any claim for damages therefor, and Lessee hereby waives its rights to any legal proceedings in connection with such reentry.

                  (ii) Lessor may enter upon and take possession of the Leased Premises, without termination of this Lease, and remove Lessee by force, summary proceedings, ejectment or otherwise, without being liable for prosecution or any claim for damages therefor, and Lessee hereby waives its rights to any legal proceedings in connection with such reentry. If


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         Lessor elects, Lessor may take such action as is necessary to relet the
         Leased Premises and may so relet the Leased Premises at such rent and upon such terms and conditions as Lessor may deem advisable and receive the rent therefor. Upon such reletting, all rentals received by Lessor from such reletting shall be applied first to the payment of any expenses of such reletting, including but not limited to brokerage fees and attorneys' fees and the costs of alterations and repairs, second to the payment of any charges due and unpaid hereunder, and the residue, if any, shall be held by Lessor and applied against future charges under this Lease.

         15. Taxes. Lessee agrees to assume and pay any additional taxes or license fees that may be assessed against the Leased Premises as a result of the use thereof by Lessee.

         16. Termination. Either party shall have the right to terminate this Lease for any cause whatsoever, or without cause, at any time upon giving the other party one hundred and eighty (180) days' notice in writing of such termination.

         17. Notices. Lessee hereby appoints as Lessee's agent to receive service of all dispossessory or distraint proceedings and notices hereunder the person in charge of the Leased Premises at the time or occupying the Leased Premises, and if no person is in charge of or occupying the Leased Premises, then such service or notice may be made by attaching the same on the main entrance of the Equipment Building. A copy of all notices under this Lease shall be sent to the parties at the following addresses:

         LESSEE:                    Knology Holdings, Inc.
                                    1241 O.G. Skinner
                                    West Point, GA 31833
                                    Attn: Chad Wachter
                                    General Council

         LESSOR:                    Georgia Power Company
                                    Land Department
                                    15th Floor
                                    BIN 10151
                                    Attn: Kay Sutton
                                    241 Ralph McGill Boulevard
                                    Atlanta, Georgia 30308-3374

or at such other address or to the attention of such other person as the parties shall notify pursuant to this paragraph. Wherever this Lease provides for the giving of notice by the parties, the same shall be deemed received by the other party upon the date said notice shall have been duly mailed, postage prepaid, through the United States mail.

         18. Subordination. Lessee's rights hereunder shall be subject to any mortgage, indenture or deed to secure debt which is now, or may hereafter be, placed upon the Leased Premises by Lessor.

         19. Surrender of Leased Premises. (a) Upon the termination or expiration of the term of this Lease, Lessee shall vacate the Leased Premises and surrender the Leased Premises to Lessor in as good order and condition as on the date hereof, reasonable wear and tear excepted.

                  (b) Upon termination or expiration of the term of this Lease, provided that Lessee is not in default under this Lease, Lessee may remove all trade fixtures and personal property which it owns and has placed in or on the Leased Premises; provided, however, that Lessee repairs all damage to the Leased Premises caused by such removal, thereby restoring the Leased Premises to as good order and condition as on the date hereof, reasonable wear and tear excepted. Any improvements made by Lessee in or on the Leased Premises (including without limitation Lessee's Improvements) shall become the sole property of Lessor and absolute beneficial ownership of such improvements shall pass to Lessor. All property of Lessee remaining in or on the Leased Premises after expiration of the term or earlier termination of this Lease (including without limitation Lessee's Improvements) shall be deemed conclusively abandoned and may be removed by Lessor and disposed of by Lessor or, at Lessor's option, retained by Lessor for Lessor's own account, without compensation to Lessee, and Lessee shall reimburse Lessor for the actual cost of removing and disposing of the same.

         20. High Voltage Safety Act. Lessee hereby agrees and covenants not to use, and will prohibit agents, employees and contractors of Lessee from using, any tools, equipment or machinery within ten (10) feet of Lessor's overhead conductors located on or in the vicinity of the Leased Premises. Lessee agrees to comply with Official Code of Georgia Section 46-3-30 et seq. (HIGH VOLTAGE SAFETY ACT), and the Rules and Regulations of the State of Georgia
Section 300-3-7.01 et seq. Lessee further agrees to notify any contractors that may be employed by Lessee of the existence of said code sections and regulations, and to require that all work be performed in compliance with said code sections and regulations by including same as a requirement in any contract let as a result of said bid. Lessee further agrees and covenants to warn all persons whom Lessee knows or should reasonably anticipate for any reason may conduct any activity whatsoever on or in the vicinity of the Leased Premises of the


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

fact that such conductors are (a) electrical conductors, (b) energized, (c) uninsulated, and (d) dangerous.

         21. Condemnation. If the whole of the Leased Premises, or such portion thereof as will make the Leased Premises unusable for the purposes herein leased, is condemned by any legally constituted authority, or conveyed to such authority in lieu of such condemnation, then in either of said events, the term of this Lease shall end on the date when possession thereof is taken by the condemning authority. In the event any portion of the Leased Premises is taken by condemnation or a conveyance in lieu thereof (other than as set forth in the preceding sentence), at Lessor's option, Lessor may (i) terminate this Lease, or
(ii) if the Leased Premises may still be used for Lessee's intended use therefor, elect to continue this Lease and Lessee shall promptly restore the remaining portion of Lessee's Improvements. In the event of any such taking of all or any portion of the Leased Premises or conveyance in lieu thereof, Lessor shall be entitled to all compensation which may be paid or made in connection therewith, and Lessee shall have no claim for the value of the unexpired leasehold, and hereby assigns to Lessor any right Lessee may have to participate in any award paid on account of any such taking. Lessee shall, however, be permitted to pursue a claim for improvements placed on the Leased Premises at Lessee's sole cost and expense, provided that such claim shall not reduce or diminish Lessor's award.

         22. Signage. With the exception of signs already in place, Lessee shall place no signs upon the outside walls or roof of the Equipment Building or on the Leased Premises except with the prior written consent of Lessor. Any and all signs placed on the Leased Premises by Lessee shall be maintained in compliance with the applicable local, city, county, state or federal statutes, ordinances, laws, rules and regulations governing such signs. Lessee shall be responsible to Lessor for any damage caused by the installation, use or maintenance of said signs, and Lessee agrees upon removal of said signs to repair all damage incident to such removal.

         23. Holdover. In the event Lessee remains in possession of the Leased Premises after termination or expiration of the term of this Lease, without any express agreement of the parties, Lessee shall be a tenant at sufferance, at a daily rental rate equal to one hundred dollars ($100.00).

         24. Lessor's Reserved Easements. Lessor hereby retains unto itself, its successors and assigns, for the benefit of Lessor, its successors, assigns and such others (such as but not limited to Lessor's agents, contractors, subcontractors, licensees and permittees) as Lessor shall from time to time designate, the rights, interests and easements from time to time and at any time, upon, over, across and under the Leased Premises (i) to construct, install, use, patrol, obtain access to, operate, maintain, repair, inspect, renew, rebuild, reconstruct, replace, improve, upgrade, enhance and add onto overhead and underground electric transmission and distribution lines, poles, towers, frames, manholes, conduits, fixtures, appliances, wires, cables and equipment, and protective wires and devices, and communications lines, cables and equipment (including, without limitation, "Communications Facilities" as hereinafter defined); and (ii) to construct, install, use, patrol, obtain access to, operate, maintain, repair, inspect, renew, rebuild, reconstruct, replace, improve, upgrade, enhance and add onto additional transmission, distribution, and communications lines, poles, towers, frames, manholes, conduits, fixtures, appliances, wires, cables and equipment, and protective wires and devices, including, without limitation, Communications Facilities ["Communications Facilities" shall mean (x) equipment, systems or facilities used for or in connection with communications by radio, including without limitation, microwave towers, mobile base radio towers, radio base repeater towers, telemeter transmitters, multiple address system radios or power line carrier equipment, and any permits, licenses or leases relating to any one or more of the foregoing, and (y) equipment, systems or facilities used for or in connection with light wave communications over optical fibers, including without limitation, optical fibers, optronic or photo-optronic equipment, repeaters, junctions, splice enclosures or equipment for the conversion of light signals to or from radio or electronic signals, and any permits, licenses or leases relating to any one or more of the foregoing], and, in addition to and not in limitation of the foregoing, the terms and provisions of the form of Easement for Right-of-Way attached hereto as Exhibit "D" and by reference made a part hereof shall apply to such easements as if "Lessor" referred to Lessor and "the Undersigned" referred to Lessee, and with such changes as may be necessary to reflect that such easements were reserved by Lessor rather than granted by Lessee.

         25. Relocation. Upon prior notice to Lessee, Lessor reserves the right at any time to relocate the Leased Premises or any portion of the Leased Premises (including without limitation Lessee's Improvements); provided, however, that Lessor agrees to use good faith efforts to relocate the Leased Premises, or such portion thereof, as soon as practicable to another location on the Land. Lessee shall at its sole expense pay for all costs incurred by Lessor or Lessee relating to said relocation.

         26. No Estate. This Lease shall create a landlord-tenant relationship between the parties hereto and no estate shall pass out of Lessor. Lessee has only a usufruct, not subject to levy and sale, and not assignable by Lessee except with Lessor's prior written consent.

         27. Waiver. No failure of Lessor to exercise any power given to Lessor hereunder, or to insist upon strict compliance by Lessee with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof.

         28. Severability. In the event any one or more of the provisions contained in this Lease shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this Lease shall be continued as if such invalid, illegal, or unenforceable provisions had never been contained herein.

         29. Entire Agreement. This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. This Lease may not be modified except by an amendment signed by both Lessor and Lessee.

         30. Time is of the Essence; Georgia Law. Time is of the essence in this Lease. This Lease shall be governed by the laws of the State of Georgia. No remedy conferred upon or reserved to Lessor in this Lease, at law or in equity is intended to be exclusive of any other available remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Lease or now or hereafter existing in law or in equity.

         31. Counterparts. This Lease may be simultaneously executed in several counterparts, and all such counterparts shall constitute but one and the same instrument.

         32. Parties. "Lessor" as used in this Lease shall include Lessor, its representatives, assigns, and successors in title to the Leased Premises. "Lessee" shall include Lessee, its representatives, and if this Lease shall be validly assigned in accordance with the provisions of this Lease, shall include also Lessee's assigns or successors under this Lease. "Lessor" and "Lessee" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

         33. Confidentiality. It is agreed by all the parties hereto that, absent a bona fide dispute between the parties to this Lease as to the terms of this Lease, the terms of this Lease shall not be disclosed to any individual, entity or organization other than the parties hereto and their counsel without the written consent of all parties to this Lease.

         Nothing in this provision, however, shall in any way be construed to limit the ability of any party to this Lease upon specific written request from any of the entities listed herein below, to divulge any aspect of this Lease, including this Lease in its entirety and all other documents relating to the transactions contemplated hereby, to:

         1. Any state, federal or local governmental authority, department, board, commission, court, officer or agency, including, but not limited to, the Internal Revenue Service and the Revenue Department of the State of Georgia;

         2. Any attorney, accountant, auditor or other licensed professional consultant to the parties hereto;

         3.       Any partner in any party hereto; or

         4.       Any lender to a party hereto;

provided that disclosure of this Lease is material to the business of the party and disclosure of this Lease serves a significant and valid business purpose in the party's dealings with the entity to whom this Lease is disclosed. In addition, nothing in this provision shall in any way be construed to limit the ability of any party to this Lease to divulge or disclose any aspect of this Lease, including the Lease in its entirety and all other documents relating to the transactions contemplated hereby, if, in the discretion of such party or its tax advisors, such disclosure or divulgence is necessary to maintain such party's tax position in response to inquiries from, or is necessary to sustain such party's tax position upon scrutiny by, the Internal Revenue Service or the Revenue Department of the State of Georgia.

         No party hereto shall be under any obligation to obtain a covenant of nondisclosure from any party to which it discloses any information under the exceptions listed above.

         34. Additional Terms and Conditions. In addition to the terms and conditions set forth in the body of this Lease, this Lease and Lessee's rights hereunder shall be subject to the Additional Terms and Conditions set forth in Exhibit "C" attached hereto and by reference made a part hereof. In the event of a conflict between a term, condition or provision set forth in the body of this Lease and a term, condition or provision set forth in Exhibit "C", the term, condition or provision set forth in the body of this Lease shall prevail except to the extent that Exhibit "C" expressly provides by specific reference that the term, condition or provision set forth therein is in lieu of the specific term, condition or provision set forth in the body of this Lease with which it conflicts.

          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, the day and year first above written.

                                      LESSEE:

Signed, sealed and                    KNOLOGY HOLDINGS, INC.,
delivered in the                      a Delaware corporation
presence of:

/s/ Cathy Turner                      By: /s/ Bret T. McCants
------------------------------            ------------------------------------
Witness                               Name: Bret T. McCants
                                            ----------------------------------
                                      Title: VP - Construction
/s/ Cathy Turner                              --------------------------------
------------------------------
Notary Public                         Date: 10/5/98
                                           -----------------------------------

My Commission Expires:

        July 21, 2002
------------------------------
       (NOTARIAL SEAL)

                                      LESSOR:

Signed, sealed and                    SOUTHERN COMPANY SERVICES, INC., an
delivered in the                      Alabama corporation
presence of:

                                      By:
------------------------------            ------------------------------------
Witness                               Name:
                                            ----------------------------------
                                      Title:
                                              --------------------------------
------------------------------
Notary Public                         Date:
                                           -----------------------------------

My Commission Expires:

------------------------------
       (NOTARIAL SEAL)

                                   Exhibit "A"

                          [Legal Description of Land]

                                  Exhibit "B-1"

                             (Lessee's Improvements)

KNOLOGY Holdings, Inc. improvements include the following:

         -        One 25 foot by 50 foot prefabricated concrete building

         -        One 125 kW auxiliary generator

         -        Four fiber pull boxes

         - Four inch PVC conduit for ingress and egress and connecting KNOLOGY's building to the Georgia Power POP building

         - Aerial and buried communications cable for ingress and egress and connecting KNOLOGY's building to the Georgia Power POP building

                                   Exhibit "C"

                       [Additional Terms and Conditions]

                                   Exhibit "D"

                           FORM TRANSMISSION EASEMENT

Acct No.______________________Draft No.__________________R.C. No._______________

EASEMENT FOR RIGHT-OF-WAY

STATE OF GEORGIA,

_________________COUNTY.

         For and in consideration of the sum of ______________________________ ($________) Dollars, in hand paid by GEORGIA POWER COMPANY, a Georgia corporation (hereinafter referred to as "Georgia Power," which term shall include successors and assigns), the receipt and sufficiency of which is hereby acknowledged, ______________________________ (hereinafter referred to as "the Undersigned," which term shall include heirs, successors and assigns), whose Post Office address is ______________________________ does hereby grant to Georgia Power the rights to, from time to time, construct, operate, maintain, renew and rebuild overhead and underground electric transmission, distribution and communication lines, together with necessary or convenient towers, frames, poles, wires, manholes, conduits, fixtures, appliances, and protective wires and devices in connection therewith (all being hereinafter referred to as "the Facilities") upon or under a tract of land being more fully located and described below (hereinafter referred to as "the Leased Premises"), together with the right of Georgia Power to grant, or permit the exercise of, the same rights, either in whole or in part, to others, and said rights are granted to Georgia Power together with all rights, privileges and easements necessary or convenient for the full enjoyment and use of the Leased Premises for the purposes above described, including the right of ingress and egress to and from the Leased Premises over lands of the Undersigned and the right to cut away and keep clear, remove and dispose of all trees and undergrowth and to remove and dispose of all obstructions now on the Leased Premises or that may hereafter be placed on the Leased Premises by the Undersigned or any other person. Further, Georgia Power shall have the right to cut, remove and dispose of dead, diseased, weak or leaning tree (hereinafter referred to as "danger trees") on lands of the Undersigned adjacent to the Leased Premises which may now or hereafter strike, injure, endanger or interfere with the maintenance and operation of any of the Facilities located on the Leased Premises, provided that on future cutting of such danger trees Georgia Power shall pay to the Undersigned the fair market value of the merchantable timber so cut, timber so cut to become the property of Georgia Power. The Undersigned shall notify Georgia Power of any party with whom it contracts, and who owns as a result thereof, any danger trees to be cut as set forth above. Georgia Power shall also have, and is hereby granted, the right to install, maintain and use anchors or guy wires on lands of the Undersigned adjacent to the Leased Premises, and the right, when required by law or government regulations, to conduct scientific or other studies, including but not limited to environmental and archaeological studies, on or below the ground surface of the Leased Premises.

         The Leased Premises are shown on a plat made by or for Georgia Power, and on file in Georgia Power's Land Department, and are as described as follows:





         Georgia Power shall pay or tender to the Undersigned or owner thereof a fair market value for any growing crops, fruit trees or fences cut, damaged or destroyed on the Leased Premises by employees of Georgia Power and its agents, in the construction, reconstruction, operation and maintenance of the Facilities, except those crops, fruit trees and fences which are an obstruction to the use of the Leased Premises as herein provided or which interfere with or may be likely to interfere with or endanger the Facilities or their proper maintenance and operation, provided the Undersigned shall give Georgia Power written notice of the alleged damage within thirty (30) days after the alleged damage shall have been done. The Undersigned shall notify Georgia Power of any party with whom the Undersigned contracts and who owns, as a result thereof, any growing crops, fruit trees or fences; and the Undersigned shall inform said party of the notification provision set forth herein. Any growing crops, fruit trees or fences so cut or damaged on the Leased Premises in the construction, reconstruction, operation and maintenance of the Facilities are to remain the property of the owner thereof.

         It is agreed that part of the within named consideration is in full payment for all timber cut or to be cut in the initial clearing and construction of the Facilities and that timber so cut is to become the property of Georgia Power. The Undersigned will notify Georgia Power in the event the Undersigned has contracted with another party who owns as a result thereof the timber to be so cut.

         The Undersigned has the right to use the Leased Premises for agricultural or any other purposes not inconsistent with the rights hereby granted, provided such use shall not injure or interfere with the proper operation, maintenance, repair of, extensions or additions to the Facilities; and provided further that no buildings or structures other than fences (which shall not exceed eight (8) feet in height and shall neither obstruct nor otherwise interfere with any of the rights granted to Georgia Power hereby) may be erected upon the Leased Premises.

         The Undersigned expressly grants to Georgia Power the right to take any action, whether at law or in equity, and whether by injunction, ejectment or other means, to prevent the construction, or after erection thereof to cause the removal, of any building or other structure(s) located on the Leased Premises (other than fences as provided for herein), regardless of whether the offending party is the Undersigned or not. The undersigned will notify Georgia Power in the event the Undersigned contracts with a third party who owns, as a result thereof, any buildings or other such structures. The Undersigned acknowledges and agrees that said rights are necessary for the safe and proper exercise and use of the rights, privileges, easements and interests herein granted to Georgia Power.

         Georgia Power shall not be liable for or bound by any statement, agreement or understanding not expressed herein.

         TO HAVE AND TO HOLD forever unto Georgia Power the rights, privileges. easements, powers, and interests granted herein, which shall be a covenant running with the title to the Leased Premises.

         The Undersigned warrants and will forever defend the title to the rights, privileges an easements granted herein to Georgia Power against the claims of all persons whatsoever.

         IN WITNESS WHEREOF, the Undersigned ____________ hereunto set ________ _____________ hand(s) and seal(s), this ___________________ day of
__________________, 19 __.

Signed, sealed and delivered in the presence of:

                                                                         (SEAL)
--------------------------------     ------------------------------------
Witness

                                                                         (SEAL)
--------------------------------     ------------------------------------
Notary Public